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                                                                EXHIBIT 10(ii)28

                                                                     PNC LEASING
                                                Master Equipment Lease Agreement
________________________________________________________________________________
                                                                   MLA No. 02465

     THIS MASTER EQUIPMENT LEASE AGREEMENT dated as of November 10, 2000 is made by and between PNC Leasing, LLC ("Lessor") a subsidiary of PNC Bank, National Association having an address at Two PNC Plaza, 13th Floor, 620 Liberty Avenue, Pittsburgh, PA 15222-2719 and IT CORPORATION, a California corporation with its principal place of business at 2790 Mosside Boulevard, Monroeville, PA 15146 ("Lessee").

                         TERMS AND CONDITIONS OF LEASE

1.  Lease.  Lessor hereby leases to Lessee, and Lessee hereby leases from
    -----
Lessor, the Equipment, subject to and uponthe terms set forth herein. Each Equipment Schedule shall constitute a separate and enforceable lease incorporating all the terms of this Master Equipment Lease Agreement as if such terms were set forth in full in such Equipment Schedule. In the event that any term of any Equipment Schedule conflicts with or is inconsistent with any term of this Master Equipment Lease Agreement, the terms of the Equipment Schedule shall govern.

2.   Disclaimer of Warranties.  LESSOR MAKES NO (AND SHALL NOT BE DEEMED TO HAVE
     -------------------------
MADE ANY) WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN, OPERATION OR CONDITION OF, OR THE QUALITY OF THE MATERIAL, EQUIPMENT OR WORKMANSHIP IN, THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE STATE OF TITLE THERETO OR OF ANY COMPONENT THEREOF, THE ABSENCE OF LATENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), AND LESSOR HEREBY DISCLAIMS THE SAME; IT BEING UNDERSTOOD THAT THE EQUIPMENT IS LEASED TO LESSEE "AS IS" AND ALL SUCH RISKS, IF ANY, ARE TO BE BORNE BY LESSEE. NO DEFECT IN, OR UNFITNESS OF, THE EQUIPMENT, OR ANY OF THE OTHER FOREGOING MATTERS, SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR OF ANY OTHER OBLIGATION HEREUNDER. LESSEE HAS MADE THE SELECTION OF THE EQUIPMENT FROM THE SUPPLIER BASED ON ITS OWN JUDGMENT AND EXPRESSLY DISCLAIMS ANY RELIANCE UPON ANY STATEMENTS OR REPRESENTATIONS MADE BY LESSOR. LESSOR IS NOT RESPONSIBLE FOR ANY REPAIRS, SERVICE, MAINTENANCE OR DEFECT IN THE EQUIPMENT OR THE OPERATION THEREOF. IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES (WHETHER UNDER THE UCC OR OTHERWISE), INCLUDING, WITHOUT LIMITATION, ANY LOSS, COST OR DAMAGE TO LESSEE OR OTHERS ARISING FROM ANY OF THE FOREGOING MATTERS, INCLUDING, WITHOUT LIMITATION, DEFECTS, NEGLIGENCE, DELAYS, FAILURE OF DELIVERY OR NON-PERFORMANCE OF THE EQUIPMENT. ANY WARRANTY BY THE SUPPLIER IS HEREBY ASSIGNED TO LESSEE BY LESSOR FOR THE TERM OF THE LEASE WITHOUT RECOURSE. SUCH WARRANTY SHALL NOT RELEASE LESSEE FROM ITS OBLIGATION TO LESSOR TO PAY RENT, TO PERFORM ALL OTHER OBLIGATIONS HEREUNDER AND TO KEEP, MAINTAIN AND SURRENDER THE EQUIPMENT IN THE CONDITION REQUIRED BY SECTIONS 12 AND 13 HEREOF. Lessee's execution and delivery of a Certificate of Acceptance shall be conclusive evidence as between Lessor and Lessee that the Items of Equipment described therein are in all of the foregoing respects satisfactory to Lessee, and Lessee shall not assert any claim of any nature whatsoever against Lessor based on any of the foregoing matters; provided, however, that nothing contained herein shall in any way bar,
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reduce or defeat any claim that Lessee may have against the Supplier or any other person (other than Lessor).

3.   Non-Cancelable Lease. THIS LEASE IS A NET LEASE AND LESSEE'S OBLIGATION TO
     ---------------------
PAY RENT AND PERFORM ITS OBLIGATIONS HEREUNDER ARE ABSOLUTE, IRREVOCABLE AND UNCONDITIONAL UNDER ANY AND ALL CIRCUMSTANCES WHATSOEVER (INCLUDING WITHOUT LIMITATION THE BANKRUPTCY OF LESSOR) AND SHALL NOT BE SUBJECT TO ANY RIGHT OF SET OFF, COUNTERCLAIM, DEDUCTION, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST THE SUPPLIER, LESSOR OR ANY OTHER PARTY. LESSEE SHALL HAVE NO RIGHT TO TERMINATE (EXCEPT AS EXPRESSLY PROVIDED HEREIN) OR CANCEL THIS LEASE OR TO BE RELEASED OR DISCHARGED FROM ITS OBLIGATION HEREUNDER FOR ANY REASON WHATSOEVER, INCLUDING, WITHOUT LIMITATION, DEFECTS IN, DESTRUCTION OF, DAMAGE TO OR INTERFERENCE WITH ANY USE OF THE EQUIPMENT (FOR ANY REASON WHATSOEVER, INCLUDING, WITHOUT LIMITATION, WAR, ACT OF GOD, STRIKE OR GOVERNMENTAL REGULATION), THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY (OR ANY ALLEGATION THEREOF) OF THIS LEASE OR ANY PROVISION

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HEREOF, OR ANY OTHER OCCURRENCE WHATSOEVER, WHETHER SIMILAR OR DISSIMILAR TO
THE FOREGOING, WHETHER FORESEEN OR UNFORESEEN.
________________________________________________________________________________

4.   Definitions. Unless the context otherwise requires, as used in this Lease,
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the following terms shall have the respective meanings indicated below and shall be equally applicable to both the singular and the plural forms thereof:

"Applicable Law" shall mean all applicable Federal, state, local and foreign
---------------
laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, licenses and permits of any Governmental Authority. "Appraisal
                                                              ---------
Procedure" shall mean the following procedure for obtaining an appraisal of the
---------
Fair Market Sales Value or the Fair Market Rental Value. Lessor shall provide Lessee with the names of three independent Appraisers. Within ten (10) business days thereafter, Lessee shall select one of such Appraisers to perform the appraisal. The selected Appraiser shall be instructed to perform its appraisal based upon the assumptions specified in the definition of Fair Market Sales Value or Fair Market Rental Value, as applicable, and shall complete its appraisal within twenty (20) business days after such selection. Any such appraisal shall be final, binding and conclusive on Lessee and Lessor and shall have the legal effect of an arbitration award. Lessee shall pay the fees and expenses of the selected Appraiser.

"Appraise" shall mean a person engaged in the business of appraising property
 --------
who has at least ten (10) years' experience in appraising property similar to the Equipment.

"Authorized Signer" shall mean any officer of Lessee, set forth on an incumbency
 -----------------
certificate (in form and substance satisfactory to Lessor) delivered by Lessee to Lessor, who is authorized and empowered to execute the Lease Documents.

"Certificate of Acceptance" shall mean a certificate of acceptance, in form and
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substance satisfactory to Lessor, executed and delivered by Lessee in accordance with Section 7 hereof.

"Default" shall mean any event or condition which, with the passage of time or
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the giving of notice, or both, would constitute an Event of Default.

"Default Rate" shall mean an annual interest rate equal to the lesser of 18% or
 ------------
the maximum interest rate permitted by Applicable Law.

"Equipment" shall mean an item or items of property designated from time to time
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by Lessee which are described on an Equipment Schedule and which are being or will be leased by Lessee pursuant to this Lease, together with all replacement parts, additions and accessories incorporated therein or affixed thereto including, without limitation, any software that is a component or integral part of, or is included or used in connection with, any Item of Equipment, but with respect to such software, only to the extent of Lessor's interest therein, if any.

"Equipment Group" shall consist of all Items of Equipment listed on a particular
 ---------------
Equipment Schedule.

"Equipment Location" shall mean the location of the Equipment, as set forth on
 ------------------
an Equipment Schedule, or such other location (approved in writing by Lessor) as Lessee shall from time to time specify in writing.

"Equipment Schedule" shall mean each equipment lease schedule from time to time
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executed by Lessor and Lessee with respect to an Equipment Group, pursuant to and incorporating by reference all of the terms of this Master Equipment Lease Agreement.

"Event of Default" shall have the meaning specified in Section 22 hereof.
 ----------------

"Fair Market Rental Value" or "Fair Market Sale Value" shall mean the value of
 ------------------------      ----------------------
each Item of Equipment for lease or sale, unless otherwise specified herein as determined between Lessor and Lessee, or, if Lessor and Lessee are unable to agree, pursuant to the Appraisal Procedure, which would be obtained in an arms-length transaction between an informed and willing lessor or seller (under no compulsion to lease or sell) and an informed and willing lessee or buyer (under no compulsion to lease or purchase). In determining the Fair Market Rental Value or Fair Market Sale Value of the Equipment, (i) such Fair Market Rental Value or Fair Market Sale Value shall be calculated on the assumption that the Equipment is in the condition and repair required by Sections 12 and 13 hereof, and (ii) there shall be excluded from the calculation thereof the value of any Upgrade made pursuant to Section 14 hereof in which the Lessor does not hold an interest.

"GAAP" shall have the meaning specified in Section 31 hereof.
 ----

"Governmental Action" shall mean all authorizations, consents, approvals,
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waivers, filings and declarations of any Governmental Authority, including, without limitation, those environmental and operating permits required for the ownership, lease, use and operation of the Equipment.

"Governmental Authority" shall mean any foreign, Federal, state, county,
 ----------------------
municipal or other governmental authority, agency, board or court.

"Guarantor" shall mean any guarantor of Lessee's obligations hereunder.
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"Item of Equipment" shall mean each Item of the Equipment.
 -----------------

"Lease", "hereof", "herein" and "hereunder" shall mean, with respect to an
 -----    ------    ------       ---------
Equipment Group, this Master Equipment Lease Agreement and the Equipment Schedule on which such Equipment Group is described, including all addenda attached thereto and made a part thereof.

"Lease Documents" shall mean this Lease and all other documents prepared by
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Lessor and now or hereafter executed in connection therewith.

"Lessor Assignee" shall have the meaning specified in Section 15 hereof.
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"Lessor Expense" shall have the meaning specified in Section 26 hereof.
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"Lessor Transfer"  shall have the meaning specified in Section 15 hereof.
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"Liability" shall have the meaning specified in Section 24 hereof.
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"Lien" shall mean all mortgages, pledges, security interests, liens,
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encumbrances, claims or other charges of any kind whatsoever.

"Loss" shall have the meaning specified in Section 16 hereof.
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"Purchase Agreement" shall mean any purchase agreement or other contract entered
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into between the Supplier and Lessee for the acquisition of the Equipment to be leased hereunder.

"Related Equipment Schedule" shall have the meaning specified in Section 27
 --------------------------
hereof. "Remedy Date" shall have the meaning specified in Section 22 hereof.
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"Rent" shall mean the periodic rental payments due hereunder for the leasing of
 ----
the Equipment, as set forth on the Equipment Schedules, and, where the context hereof requires, all such additional amounts as may from time to time be payable under any provision of this Lease.

"Rent Commencement Date" shall mean, with respect to an Equipment Group, (i) the
 ----------------------
date on which Lessor receives an executed Certificate of Acceptance for such Equipment from Lessee or (ii) the date on which Lessor disburses funds for the purchase of such Equipment Group, as determined by Lessor in its sole discretion.

"Rent Payment Date" with respect to an Equipment Group, shall have the meaning
 -----------------
set forth in the Equipment Schedule associated therewith.

"Required Alteration" shall have the meaning specified in Section 11 hereof.
 -------------------

"Stipulated Loss Value" shall mean, as of any Rent Payment Date and with respect
 ---------------------
to an Item of Equipment, the amount determined by multiplying the Total Cost for such Item of Equipment by the percentage specified in the applicable Stipulated Loss Value Supplement opposite such Rent Payment Date.

"Stipulated Loss Value Supplement" with respect to an Equipment Group, shall
 --------------------------------
have the meaning set forth in the Equipment Schedule associated therewith.

"Supplier" shall mean the manufacturer or the vendor of the Equipment, as set
 --------
forth on each Equipment Schedule.

"Term" shall mean the Initial Term or any Renewal Term, each as defined in
 ----
Section 8 hereof, and any Extended Lease Term or Interim Term as defined in an Equipment Schedule.

"Total Cost" shall mean, with respect to an Item of Equipment, (1) the
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acquisition cost of such Item of Equipment (including Lessor's capitalized costs), as set forth on the Equipment Schedule on which such Item of Equipment is described, or (2) if no such acquisition cost is specified, the Supplier's invoice price for such Item of Equipment plus Lessor's capitalized costs, or (3) if no such acquisition cost is specified and no such invoice price is obtainable, an allocated price for such Item of Equipment based on the Total Cost of all Items of Equipment set forth on the Equipment Schedule on which such Item of Equipment is described, as determined by Lessor in its sole discretion.

"Upgrade" shall have the meaning specified in Section 14 hereof.
 -------

5.  Supplier Not an Agent. LESSEE UNDERSTANDS AND AGREES THAT (i) NEITHER THE
    ---------------------
SUPPLIER, NOR ANY SALES REPRESENTATIVE OR OTHER AGENT OF THE SUPPLIER, IS (1) AN AGENT OF LESSOR OR (2) AUTHORIZED TO MAKE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND (ii) NO SUCH WAIVER OR ALTERATION SHALL VARY THE TERMS OF THIS LEASE UNLESS EXPRESSLY SET FORTH HEREIN.

6.  Ordering Equipment. Lessee has selected and ordered the Equipment from the
    ------------------
Supplier and, if appropriate, has entered into a Purchase Agreement with respect thereto. Lessor may accept an assignment from Lessee of Lessee's rights, but none of Lessee's obligations, under any such Purchase Agreement. Lessee shall arrange for delivery of the Equipment so that it can be accepted in accordance with Section 7 hereof. If an Item of Equipment is subject to an existing Purchase Agreement between Lessee and the Supplier, Lessee warrants that such Item of Equipment has not been delivered to Lessee as of the date of the Equipment Schedule applicable thereto. If Lessee causes the Equipment to be modified or altered, or requests any additions thereto prior to the Rent Conunencement Date, Lessee (i) acknowledges that any such modification, alteration or addition to an Item of Equipment may affect the Total Cost, taxes, purchase and renewal options (if any), Stipulated Loss Value and Rent with respect to such Item of Equipment, and (ii) hereby authorizes Lessor to adjust such Total Cost, taxes, purchase and renewal options (if any), Stipulated Loss Value and Rent as appropriate. Lessee hereby authorizes Lessor to complete each Equipment Schedule with the serial numbers and other identification data of the Equipment Group associated therewith, as such data is received by Lessor.

7.  Delively and Acceptance. Upon Lessee's acceptance for lease of any Equipment
    -----------------------
delivered to Lessee and described in any Equipment Schedule, Lessee shall execute and deliver to Lessor a Certificate of Acceptance. LESSOR SHALL HAVE NO OBLIGATION TO ADVANCE FUNDS FOR THE PURCHASE OF THE EQUIPMENT UNLESS AND UNTIL LESSOR SHALL HAVE RECEIVED A CERTIFICATE OF ACCEPTANCE RELATING THERETO EXECUTED BY LESSEE. Such Certificate of Acceptance shall constitute Lessee's acknowledgment that such Equipment (a) was received by Lessee, (b) is satisfactory to Lessee in all respects and is acceptable to Lessee for lease hereunder, (c) is suitable for Lessee's purposes, (d) is in good order, repair and condition, (e) has been installed and operates properly, and (f) is subject to all of the terms of this Lease (including, without limitation, Section 2 hereof).
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8.  Term; Survival. With respect to any Item of Equipment, unless otherwise
    --------------
specified on an Equipment Schedule, the initial term of this Lease (the "Initial Term") shall commence on the date on which such Item of Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on the final Rent Payment Date for such Item of Equipment. With respect to an Item of Equipment, any renewal term of this Lease (individually, a "Renewal Term"), as contemplated hereby, shall commence immediately upon the expiration of the Initial Term or any prior Renewal Term, as the case may be, and, unless earlier terminated as provided herein, shall expire on the date on which the final payment of Rent is due and paid hereunder. All obligations of Lessee hereunder shall survive the expiration, cancellation or other termination of the Term hereof.

9.  Rent. Lessee shall pay the Rent set forth on the Equipment Schedule
    ----
commencing on the Rent Commencement Date, and, unless otherwise set forth on such Equipment Schedule, on the same day of each payment period thereafter for the balance of the Term. Rent shall be due whether or not Lessee has received any notice that such payments are due. All Rent shall be paid to Lessor at its address set forth on the Equipment Schedule, or as otherwise directed by Lessor in writing.

10.  Location; Inspection; Labels. The Equipment shall be delivered to the
     ----------------------------
Equipment Location and shall not be removed therefrom without Lessor's prior written consent. Lessor shall have the right to enter upon the Equipment Location and inspect the Equipment at any reasonable time. Lessor may, without notice to Lessee, remove the Equipment if the Equipment is, in the opinion of Lessor, being used beyond its capacity or is in any manner improperly cared for, abused or misused. At Lessor's request, Lessee shall affix permanent labels stating that the Equipment is owned by Lessor in a prominent place on the Equipment and shall keep such labels in good repair and condition.

11.  Use; Alterations. Lessee shall use the Equipment lawfully and only in the
     ----------------
manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. Lessee shall comply with all Applicable Law. Lessee shall immediately notify Lessor in writing of any existing or threatened investigation, claim or action by any Governmental Authority in connection with any Applicable Law or Governmental Action which could adversely affect the Equipment or this Lease. Lessee, at its own expense, shall make such alterations, additions or modifications or improvements (each, a "Required Alteration") to the Equipment as may be required from time to time to meet the requirements of Applicable Law or Governmental Action. All such Required Alterations shall immediately, and without further act, be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder. Except as otherwise permitted herein, Lessee shall not make any alterations to the Equipment without Lessor's prior written consent.

12.  Repairs and Maintenance. Lessee, at Lessee's own cost and expense, shall
     -----------------------
(a) keep the Equipment in good repair, good operating condition and working order and in compliance with the manufacturer's specifications and Lessee's standard practices (but with respect to the latter, in no event less than industry practices), and (b) enter into and keep in full force and effect during the Term hereof a maintenance agreement with the manufacturer of the Equipment, or a manufacturer-approved maintenance organization, to maintain, service and repair the Equipment as otherwise required herein. Upon Lessor's request, Lessee shall furnish Lessor with an executed copy of any such maintenance agreement. An alternate source of maintenance may be used by Lessee with Lessor's prior written consent. Lessee, at its own cost and expense and within a reasonable period of time, shall replace any part of any Item of Equipment that becomes unfit or unavailable for use from any cause (whether or not such replacement is covered by the aforesaid maintenance agreement), with a replacement part of the same manufacture, value, remammg useful life and utility as the replaced part immediately preceding the replacement (assuming that such replaced part was in the condition required by this Lease). Such replacement part shall immediately, and without further act, be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder, and shall be free and clear of all Liens.

13.  Return of Equipment. Upon the expiration (subject to Section 32 hereof and
     --------------------
except as otherwise provided in an Equipment Schedule) or earlier termination of this Lease, Lessee, at its sole expense, shall assemble and return the Equipment to Lessor by delivering such Equipment F.A.S. or F.O.B. to such location or such carrier (packed for shipping) as Lessor shall specify. Lessee agrees that the Equipment, when returned, shall be in the condition required by Section 12 hereof. All components of the Equipment shall have been properly serviced, following the manufacturer's written operating and servicing procedures, such that the Equipment is eligible for a manufacturer's standard, full service maintenance contract without Lessor's incurring any expense to repair or rehabilitate the Equipment. If, in the opinion of Lessor, any Item of Equipment fails to meet the standards set forth above, Lessee agrees to pay on demand all costs and expenses incurred in connection with repairing such Item of Equipment and restoring it so as to meet such standards. If Lessee fails to return any Item of Equipment as required hereunder, then, all of Lessee's obligations under this Lease (including, without limitation, Lessee's obligation to pay Rent for such Item of Equipment at the rental then applicable under this Lease) shall continue in full force and effect until such Item of Equipment shall have been returned in the condition required hereunder.
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14.  Equipment Upgrades/Attachments. In addition to the requirements of Section
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11 hereof, Lessee, at its own expense, may from time to time add or install upgrades or attachments (each an "Upgrade") to the Equipment during the Term; provided, that such Upgrades (a) are readily removable without causing material
--------
damage to the Equipment, (b) do not materially adversely affect the Fair Market Sale Value, the Fair Market Rental Value, residual value, productive capacity, utility or remaining useful life of the Equipment, and (c) do not cause such Equipment to become "limited use property" within the meaning of Revenue Procedure 76-30, 1976-2 C.B. 647 (or such other successor tax provision), as of the date of installation of such Upgrade. Any such Upgrades which can be removed without causing damage to or adversely affecting the condition of the Equipment, or reducing the Fair Market Sale Value, the Fair Market Rental Value, residual value, productive capacity, utility or remaining useful life of the Equipment shall remain the property of Lessee; and upon the expiration or earlier termination of this Lease and provided that no Event of Default exists, Lessee may, at its option, remove any such Upgrades and, upon such removal, shall restore the Equipment to the condition required hereunder.

15.  Sublease and Assignment. (a) WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE
     -----------------------
SHALL NOT (i) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THIS LEASE, THE EQUIPMENT OR ANY INTEREST THEREIN, OR (ii) SUBLET OR LEND THE EQUIPMENT TO, OR PERMIT THE EQUIPMENT TO BE USED BY, ANYONE OTHER THAN LESSEE.

     (b) Lessor, at any time with or without notice to Lessee, may sell, transfer, assign and/or grant a security interest, in all or any part of Lessor's interest in this Lease, any Equipment Schedule or any Item of Equipment (each, a "Lessor Transfer"), provided that no such Lessor Transfer will materially increase Lessee's burdens or risks hereunder. In the event of a Lessor Transfer, any purchaser, transferee, assignee or secured party (each a "Lessor Assignee") shall have and may exercise all of Lessor's rights hereunder with respect to the items to which any such Lessor Transfer relates, and LESSEE SHALL NOT ASSERT AGAINST ANY SUCH LESSOR ASSIGNEE ANY DEFENSE, COUNTERCLAIM OR OFFSET THAT LESSEE MAY HAVE AGAINST LESSOR. Lessee acknowledges that no such sale, transfer, assignment and/or security interest will materially change Lessee's duties hereunder or materially increase its burdens or risks hereunder. Lessee agrees that upon written notice to Lessee of any such sale, transfer, assignment and/or security interest, Lessee shall acknowledge receipt thereof in writing and shall comply with the directions and demands of any such Lessor Assignee.

16.  Risk of Loss; Damage to Equipment. (a) Lessee shall bear the entire risk of
     ---------------------------------
loss (including without limitation, theft, destruction, disappearance of or damage to any and all Items of Equipment ("Loss") from any cause whatsoever), whether or not insured against, during the Term hereof until the Equipment is returned to Lessor in accordance with Section 13 hereof. No Loss shall relieve Lessee of the obligation to pay Rent or of any other obligation under this Lease.

     (b) In the event of Loss to any Item of Equipment, Lessee shall immediately notify Lessor of same, and at the option of Lessor, Lessee shall within thirty
(30) days following such Loss: (1) place such Item of Equipment in good condition and repair, in accordance with the terms hereof; (2) replace such Item of Equipment with replacement equipment (acceptable to Lessor) in as good condition and repair, and with the same value, remaining useful economic life and utility, as such replaced Item of Equipment irnmediately preceding the Loss (assuming that such replaced Item of Equipment was in the condition required by this Lease), which replacement equipment shall immediately, and without further act, be deemed to constitute Items of Equipment and be fully subject to this Lease as if originally leased hereunder and shall be free and clear of all Liens; or (3) pay to Lessor the sum of (i) all Rent due and owing hereunder with respect to such Item of Equipment (at the time of such payment) plus (ii) the Stipulated Loss Value as of the Rent Payment Date next following the date of such Loss with respect to such Item of Equipment. Upon Lessor's receipt of the payment required under subsection (3) above, Lessee shall be entitled to Lessor's interest in such Item of Equipment, in its then condition and location, "as is" and "where is", without any warranties, express or implied. In the event Lessee elects to replace the Item of Equipment, Lessor's interest in such replacement equipment shall be free and clear of all Liens of every kind or nature whatsoever, and this Lease shall continue in full force and effect as though such Loss had not occurred, except that the replacement equipment shall become Equipment for all purposes of this Lease in lieu of the replaced Equipment.

17. Insurance. (a) Lessee shall, at all times during the Term hereof (until the
    -----------
Equipment shall have been returned to Lessor) and at Lessee's own cost and expense, maintain (1) insurance against all risks of physical loss or damage to the Equipment (which shall include theft and collision for Equipment consisting of motor vehicles, but shall not exclude loss resulting from flood or earthquake) in an amount not less than the greater of the full replacement value thereof or the Stipulated Loss Value thereof if applicable, and (2) commercial general liability insurance (including blanket contractual liability coverage and products liability coverage) for personal and bodily injury and property damage in an amount satisfactory to Lessor.

     (b) All insurance policies required hereunder shall (1) require thirty (30) days' prior written notice of cancellation or material change in coverage to Lessor (any such cancellation Or change, as applicable, not being effective until the thirtieth (30th) day after the giving of such notice); (2) name Lessor as an additional insured under the public liability policies and name Lessor as sole loss
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payee under the property insurance policies; (3) not require contributions from other policies held by Lessor; (4) waive any right of subrogation against Lessor; (5) in respect of any liability of Lessor, except for the insurers' salvage rights in the event of a loss, waive the right of such insurers to set-off, to counterclaim or to any other deduction, whether by attachment or otherwise, to the extent of any monies due Lessor under such policies; (6) not require that Lessor pay or be liable for any premiums with respect to such insurance covered thereby; (7) be in full force and effect throughout any geographical areas at any time traversed by any Item of Equipment; and (8) contain breach of warranty provisions providing that, in respect of the interests of Lessor in such policies, the insurance shall not be invalidated by any action or inaction of Lessee or any other person (other than Lessor) and shall insure Lessor regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee or by any other person (other than Lessor). Prior to the first date of delivery of any Item of Equipment hereunder, and thereafter not less than 15 days prior to the expiration dates of the expiring policies theretofore delivered pursuant to this Section, Lessee shall deliver to Lessor a duplicate original of all policies (or in the case of blanket policies, certificates thereof issued by the insurers thereunder) for the insurance maintained pursuant to this Section.

18.  General Tax Indemnification. Lessee shall pay when due and shall indemnify
     ---------------------------
and hold Lessor harmless from and against (on an after-tax basis) any and all taxes, fees, withholdings, levies, imposts, duties, assessments and charges of any kind and nature arising out of or related to this Lease (together with interest and penalties thereon and including, without limitation, sales, use, gross receipts, personal property, real property, real estate excise, ad valorem, business and occupational, franchise, value added, leasing, leasing use, documentary, stamp or other taxes) imposed upon or against Lessor, any Lessor Assignee, Lessee or any Item of Equipment by any Governmental Authority with respect to any Item of Equipment or the manufacturing, ordering, sale, purchase, shipment, delivery, acceptance or rejection, ownership, titling, registration, leasing, subleasing, possession, use, operation, removal, return or other dispossession thereof or upon the rents, receipts or earnings arising therefrom or upon or with respect to this Lease, excepting only all Federal, state and local taxes on or measured by Lessor's net income (other than income tax resulting from making any alterations, improvements, modifications, additions, upgrades, attachments, replacements or substitutions by Lessee). Whenever this Lease terminates as to any Item of Equipment, Lessee shall, upon written request by Lessor, advance to Lessor the amount estimated by Lessor to be the personal property or other taxes on said item which are not yet payable, but for which Lessee is responsible. Lessor shall, at Lessee's request, provide Lessee with Lessor's method of computation of anv estimated taxes.

19.  Lessor's Right to Perform for Lessee. If Lessee fails to perform any of its
     ------------------------------------
obligations contained herein, Lessor may (but shall not be obligated to) itself perform such obligations, and the amount of the reasonable costs and expenses of Lessor incurred in connection with such performance, together with interest on such amount at the Default Rate, shall be payable by Lessee to Lessor upon demand. No such performance by Lessor shall be deemed a waiver of any rights or remedies of Lessor or be deemed to cure the default of Lessee hereunder.

20.  Delinquent Payment. If Lessee fails to pay any Rent or other sums under
     ------------------
this Lease on or before the date when the same becomes due, Lessee shall pay to Lessor a late charge equal to five percent (5%) of such delinquent amount. Such late charge shall be payable by Lessee upon demand by Lessor and shall be deemed Rent hereunder. In no event shall such late charge exceed the maximum amount permitted under Applicable Law.

21.  Personal Property; Liens. Lessor and Lessee hereby agree that the Equipment
     ------------------------
is, and shall at all times remain, personal property notwithstanding the fact that any Item of Equipment may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon. Lessee shall at all times keep the Equipment free and clear from all Liens. Lessee shall (i) give Lessor immediate written notice of any such Lien, (ii) promptly, at Lessee's sole cost and expense, take such action as may be necessary to discharge any such Lien, and (iii) indemnify and hold Lessor, on an after-tax basis, harmless from and against any loss or damage caused by any such Lien.

22.  Events of Default; Remedies. (a) As used herein, the term "Event of
     ---------------------------
Default" shall mean any of the following events: (1) Lessee fails to pay any Rent within ten (10) days after the same shall have become due; (2) Lessee or any Guarantor becomes insolvent or makes an assignment for the benefit of its creditors; (3) a receiver, trustee, conservator or liquidator of Lessee or any Guarantor or of all or a substantial part of Lessee's or such Guarantor's assets is appointed with or without the application or consent of Lessee or such Guarantor, respectively; (4) a petition is filed by or against Lessee or any Guarantor under any bankruptcy, insolvency or similar legislation; (5) Lessee or any Guarantor violates or fails to perform any provision of either this Lease or any other loan, lease or credit agreement or any acquisition or purchase agreement with Lessor or any other party; (6) Lessee violates or fails to perform any covenant or representation made by Lessee herein; (7) any representation or warranty made herein or in any certificate, financial statement or other statement furnished to Lessor (or Lessor's parent, subsidiaries or affiliates) shall prove to be false or misleading in any material respect as of the date on which the same was made; (8) Lessee makes a bulk transfer of furniture, furnishings, fixtures or other equipment or inventory; (9) there is a material adverse change in Lessee's or any Guarantor's financial
________________________________________________________________________________
condition since the first Rent Conunencement Date of any Equipment Schedule executed in connection herewith; (10) Lessee merges or consolidates with any other corporation or entity, or sells, leases or disposes of all or substantially all of its assets without the prior written consent of Lessor;
(11) a change in control occurs in Lessee or any Guarantor; or (12) the death or dissolution of Lessee or any Guarantor. An Event of Default with respect to any Equipment Schedule hereunder shall, at Lessor's option, constitute an Event of Default for all Equipment Schedules hereunder and any other agreements between Lessor and Lessee.

(b) Upon the occurrence of an Event of Default, Lessor may do one or more of the following as Lessor in its sole discretion shall elect: (1) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; (2) sell any Item of Equipment at public or private sale; (3) hold, keep idle or lease to others any Item of Equipment as Lessor in its sole discretion may determine; (4) by notice in writing to Lessee, cancel or terminate this Lease, without prejudice to any other remedies hereunder; (5) demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense forthwith return all Items of Equipment to Lessor in the manner and condition required by Section 13 hereof, provided, however, that Lessee shall remain and be liable to Lessor for any amounts provided for herein or other damages resulting from the Equipment not being in the condition required by Section 12 hereof, and otherwise in accordance with all of the provisions of this Lease, except those provisions relating to periods of notice; (6) enter upon the premises of Lessee or other premises where any Item of Equipment may be located and, without notice to Lessee and with or without legal process, take possession of and remove all or any such Items of Equipment without liability to Lessor by reason of such entry or taking possession, and without such action constituting a cancellation or termination of this Lease unless Lessor notifies Lessee in writing to such effect, (7) by written notice to Lessee specifying a payment date (the "Remedy Date"), demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Remedy Date, as liquidated damages for loss of a bargain and not as a penalty , any unpaid Rent due prior to the Remedy Date plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the Default Rate from the Remedy Date to the date of actual payment): (i) an amount, with respect to an Item of Equipment, equal to the Rent pavable for such Item of Equipment for the remainder of the then current Term thereof, after discounting such Rent to present worth as of the Remedy Date on the basis of a per annum rate of discount equal to five percent (5%) from the respective dates upon which such Rent would have been paid had this Lease not been canceled or terminated; or (ii) the Stipulated Loss Value, computed as of the Remedy Date or, if the Remedy Date is not a Rent Payment Date, the Rent Payment Date next following the Remedy Date (provided, however, that, with respect to any proceeds actually received by Lessor for any Item of Equipment returned to or repossessed by Lessor, Lessor agrees that it shall first apply such proceeds to satisfy Lessee's obligation to pay the Stipulated Loss Value or, if Lessor has received payment in full of the Stipulated Loss Value from Lessee, Lessor shall remit such proceeds to Lessee (after first deducting any Lessor Expense) up to the amount of the Stipulated Loss Value; (8) cause Lessee, at its expense, to promptly assemble any and all Items of Equipment and return the same to Lessor at such place as Lessor may designate in writing; and (9) exercise any other right or remedy available to Lessor under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease. In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies, and for reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto. If an Event of Default occurs, Lessee hereby agrees that ten (10) days prior notice to Lessee of (A) any public sale or (B) the time after which a private sale may be negotiated shall be conclusively deemed reasonable and, to the extent permitted by Applicable Law, Lessee waives all rights and defenses with respect to such disposition of the Equipment. None of Lessor's rights or remedies hereunder are intended to be exclusive of, but each shall be cumulative and in addition to any other right or remedy referred to hereunder or otherwise available to Lessor at law or in equity, and no express or implied waiver by Lessor of any Event of Default shall constitute a waiver of any other Event of Default or a waiver of any of Lessor's rights.

23.  Notices. All notices and other communications hereunder shall be in writing
     -------
and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), postage prepaid. Such notices and other com-munications shall be addressed to the respective party at the address set forth above or at such other address as any party may from time to time designate by notice duly given in accordance with this Section. Such notices and other cornmunications shall be effective upon the earlier of receipt or three (3) days after mailing if mailed in accordance with the terms of this section.

24.  General Indemnification. Lessee shall pay, and shall indemnify and hold
     -----------------------
Lessor harn-dess on an after-tax basis from and against, any and all liabilities, causes of action, claims, suits, penalties, damages, losses, costs or expenses (including attorneys' fees), obligations, liabilities, demands and judgments, and Liens, of any nature whatsoever (collectively, a "Liability") arising out of or in any way related to: (a) the Lease Documents, (b) the manufacture, purchase, ownership, selection, acceptance, rejection, possession, lease, sublease, operation, use, maintenance, documenting, inspection, control, loss, damage, destruction, removal, storage, surrender, sale, use, condition, delivery, nondelivery, return or other disposition of or any other matter relating to any Item of Equipment or any part or portion thereof (including, in each case and without limitation, latent or other defects, whether or not discoverable, any claim for patent, trademark or copyright infringement) and any and all Liabilities in any way relating to or arising out of injury to persons,
________________________________________________________________________________
properties or the environment or any and all Liabilities based on strict liability in tort, negligence, breach of warranties or violations of any regulatory law or requirement, (c) a failure to comply fully with Applicable Law and (d) Lessee's failure to perform any covenant, or Lessee's breach of any representation or warranty, hereunder; provided, that the foregoing indemnity
                                       --------
shall not extend to the Liabilities to the extent resulting solely from the gross negligence or willful misconduct of Lessor. Lessee shall promptly deliver to Lessor (i) copies of any documents received from the United States Environmental Protection Agency or any state, county or municipal environmental or health agency and (ii) copies of any documents submitted by Lessee or any of its subsidiaries to the United States Environmental Protection Agency or to any state, county or municipal environmental or health agency concerning the Equipment or its operation

25.  Severabilty; Caption. Any provision of this Lease or any Equipment Schedule
     --------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

26.  Lessor's Expense. Lessee shall pay all costs and expenses of Lessor,
     ----------------
including, without hmitation, reasonable attornevs' and other professional fees, the fees of any collection agencies and appraisers and all other costs and expenses related to anv sale or release of the Equipment (including storage costs), incurred by Lessor in enforcing any of the terms, conditions or provisions hereof or in protecting Lessor's rights hereunder (each a "Lessor Expense").

27.  Related Equipment Schedules. In the event that any Item of Equipment
     ---------------------------
covered under any Equipment Schedule hereunder may become attached or affixed to, or used in connection with, Equipment covered under another Equipment Schedule hereunder (a "Related Equipment Schedule"), Lessee agrees that, if Lessee elects to exercise a purchase or renewal option under any such Equipment Schedule, or if Lessee elects to return the Equipment under any such Equipment Schedule pursuant to Section 13 hereof, then Lessor, in its sole discretion, may require that all Equipment leased under all Related Equipment Schedules be similarly disposed of.

28.  Financial and Other Data. During the Term hereof, Lessee shall furnish
     ------------------------
Lessor, as soon as available and in any event within 120 days after the last day of each fiscal year, financial statements of Lessee and each Guarantor, in each case compiled, reviewed or audited by an independent certified public accountant as required by Lessor. Lessee shall also furnish such other financial reports, information or data (including federal and state income tax returns and quarterly or interim financial statements compiled, reviewed or audited by an independent certified public accountant if required by Lessor) as Lessor may reasonably request from time to time.

29.  [RESERVED]

30.  [RESERVED]

31.  Representations and Warranties of Lessee. Lessee represents and warrants
     ----------------------------------------
that: (a) Lessee is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation; (b) the execution, delivery and performance of this Lease and all related instruments and documents: (1) have been duly authorized by all necessary corporate action on the part of Lessee, (2) do not require the approval of any stockholder, partner, trustee, or holder of any obligations of Lessee except such as have been duly obtained, and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound; (c) the Lease Documents, when entered into, will constitute legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with the terms thereof; (d) there are no actions or proceedings to which Lessee is a party, and there are no other threatened actions or proceedings of which Lessee has knowledge, before any Governmental Authority, which, either individually or in the aggregate, would adversely affect the financial condition of Lessee, or the ability of Lessee to perform its obligations hereunder; (e) Lessee is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any lease agreement which, either individually or in the aggregate, would have the same such effect; (f) under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property and not fixtures; (g) the financial statements of Lessee (copies of which have been furnished to Lessor) have been prepared in accordance with generally acceptable accounting principles consistently applied ("GAAP"), and fairly present Lessee's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations;
________________________________________________________________________________

(h) the address stated above is the chief place of business and chief executive office, or in the case of individuals, the primary residence, of Lessee; (i) Lessee does not conduct business under a trade, assumed or fictitious name; (j) the Equipment is being leased hereunder solely for business purposes and that no item of Equipment will be used for personal, family or household purposes; (k) except as previously disclosed in writing to Lessor, neither Lessee nor any of its officers or directors (if a corporation), partners (if a partnership) or members (if a limited liability corporation) has, directly or indirectly, any financial interest in the Supplier; and (1) so long as this Lease is in effect, Lessee shall comply with the financial covenants as set forth in that certain Second Amended and Restated Credit Agreement dated as of March 7,2000 (as amended from time to time, the ("Agreement") made among THE IT GROUP, INC. (formerly known as International Technology Corporation), a Delaware corporation (the "Company"), it corporation, A California corporation and a wholly-owned subsidiary of the Company ("ITC"), OHM Corporation, an Ohio corporation and a wholly-owned subsidiary of the Company ("OHM") OHM REMEDIATION SERVICES CORP., an Ohio corporation and wholly-owned subsidiarv of OHM ("OHM Remediation"), BENECO ENTERPRISES, INC., a Utah corporation and wholly-owned Subsidiary of OHM ("Beneco"), the institution from time to time thereto as Lenders, whether by execution of the Agreement or an Assignment and Acceptance, the institutions from time to time party thereto as Issuing Banks, whether by execution of the Agreement or an Assigrunent and Acceptance, CITICORP USA, INC., a Delaware corporation ("Citicorp"), in its capacity as admirdstrative agent and collateral agent for the Lenders and the Issuing Banks, FLEET NATIONAL BANK, a national banking association ("Fleet"), in its capacity as documentation agent for the Lenders and the Issuing Banks and ROYAL BANK OF CANADA and CREDIT LYONNAIS NEW YORK BRANCH, in their respective capacities as co-agents (the "Co-Agents"). Any failure of Lessee to comply fully with the covenants as set forth in the Agreement (including any modifications thereof made from time to time) shall be a default under this Lease and any other loan, lease or credit agreement or any acquisition or purchase agreement with PNCLLC, its affiliates and/or subsidiaries, including without lin-fitation PNC Bank, National Association.

32.  Renewal And Purchase Options With respect to an Equipment Schedule and the
     ----------------------------
Equipment Group set forth thereon, Lessee shall have the purchase and renewal options set forth in such Equipment Schedule.

33.  Lessee's Waivers. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE (A)
     ----------------
WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY SECTIONS 2A-508 THROUGH 2A-522 OF THE UNIFORM COMMERCIAL CODE AND (B) ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE TO RECOVER INCIDENTAL OR CONSEQUENTIAL DAMAGES FROM LESSOR FOR ANY BREACH OF WARRANTY OR FOR ANY OTHER REASON OR TO SETOFF OR DEDUCT ALL OR ANY PART OF ANY CLAIMED DAMAGES RESULTING FROM LESSOR'S DEFAULT, IF ANY, UNDER THIS LEASE PROVIDED, HOWEVER, THAT NO SUCH WAIVER SHALL PRECLUDE LESSEE FROM ASSERTING ANY SUCH CLAIM AGAINST LESSOR IN A SEPARATE CAUSE OF ACTION INCLUDING, WITHOUT LIMITATION, ANY CLAIM ARISING AS A RESULT OF LESSOR'S BREACH OF SECTION 38 HEREOF.

34.  UCC Filings. LESSEE HEREBY APPOINTS LESSOR OR ITS ASSIGNEE AS ITS TRUE AND
     -----------
LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF LESSEE ALL UCC FINANCING STATEMENTS WHICH IN LESSOR'S SOLE DISCRETION ARE DEEMED NECESSARY OR PROPER TO SECURE LESSOR'S INTEREST IN THE EQUIPMENT IN ALL APPLICABLE JURISDICTIONS. Lessee hereby ratifies, to the extent permitted by law, all that Lessor shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph.

35.  Miscellaneous. Time is of the essence with respect to this Lease.  ANY
     -------------
FAILURE OF LESSOR TO REQUIRE STRICT PERFORMANCE BY LESSEE OR ANY WAIVER BY LESSOR OF ANY PROVISION HEREIN SHALL NOT BE CONSTRUED AS A CONSENT OR WAIVER OF ANY PROVISION OF THIS LEASE. This Lease and each Equipment Schedule shall be binding upon, and inure to the benefit of, the parties hereto, their pern-dtted successors and assigns. This Lease will be binding upon Lessor only if executed by a duly authorized officer or representative of Lessor at Lessor's address set forth above. The Lease Documents shall be executed on Lessee's behalf by an Authorized Signer of Lessee. THIS LEASE IS BEING DELIVERED IN THE COMMONWEALTH OF PENNSYLVANIA AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF PENNSYLVANIA.

36.  Jury Trial Waiver.  LESSOR AND LESSEE HEREBY EACH WAIVE THEIR RESPECTIVE
     -----------------
RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THE
________________________________________________________________________________

LEASE, THE LEASE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH LESSOR OR LESSEE MAY BE PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. LESSEE AND LESSOR AGREE THAT THEIR RESPECTIVE RIGHT TO JURY TRIAL IS WAIVED AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THIS AGREEMENT OR THE OTHER LEASE DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY LESSOR AND LESSEE WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE LEASE AND THE LEASE DOCUMENTS.

37.  More than One Lessee. If more than one person or entity executes the Lease
     --------------------
Documents as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

38.  Quiet Enjoyment. So long as no Default or Event of Default has occurred and
     ---------------
is continuing, Lessee shall peaceably hold and quietly enjoy the Equipment without interruption by Lessor or any person or entity claiming through Lessor.

39.  Entire Agreement. This Lease, together with all other Lease Documents
     ----------------
constitute the entire understanding or agreement between Lessor and Lessee with respect to the leasing of the Equipment, and there is no understanding or agreement, oral or written, which is not set forth herein or therein. Neither this Lease nor any Equipment Schedule may be amended except by a writing signed by Lessor and Lessee.

                                                   Lessee's Initials: /s/  RRC
                                                                      --------

40.  Execution in Counterpart. This Master Equipment Lease Agreement may be
     ------------------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year first above written.

Lessor:                                  Lessee:

PNC LEASING, LLC                         IT CORPORATION

By:     /s/ Michael J. Woodring          By:   /s/ Richard R. Conte
    ---------------------------              ----------------------
Name:  Michael J. Woodring               Name:   Richard R. Conte
Title:  Vice President                   Title:    Vice President, Treasurer

                                                      Equipment_Schedule No.-001
________________________________________________________________________________

     EQUIPMENT SCHEDULE NO. -001 dated as of November 10, 2000 (this "Schedule") between PNC Leasing, LLC ("Lessor") a subsidiary of PNC Bank, National Association (the "Bank"), and IT CORPORATION, a California corporation ("Lessee").

                            INTRODUCTION:
                            -------------

     Lessor and Lessee have heretofore entered into that certain Master
Equipment Lease Agreement dated as of          , 2000, (the "Master Lease";
the Master Lease and this Schedule hereinafter collectively referred to as, this "Lease"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Master Lease. ne Master Lease provides for the execution and delivery of a Schedule substantially in the form hereof for the purpose of confirn-dng the acceptance and lease of the Equipment under this Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof and hereof.

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

EQUIPMENT & INVOICING TERMS
--------------------------------------------------------------------------------

     1. EQUIPMENT. Pursuant to the terms and conditions of this Lease, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment listed on Exhibit A attached hereto (the "Equipment"). The aggregate Total Cost of such Equipment is $4,061,800.00.

     2. TERM. The Initial Term of this Lease with respect to the Equipment described on this Schedule shall conunence on the date on which such Equipment is delivered to Lessee, and, unless earlier terminated as provided herein, shall expire on a date which is sixty (60) months after the Rent Commencement Date (the "Initial Term Expiration Date").

     3. RENT PAYMENT DATES; RENT. Lessee hereby agrees to pay Rent for the Equipment throughout the Initial Term in sixty (60) consecutive monthly installments payable in arrears on the date which is one (1) month after the Rent Commencement Date and on the same day of each month thereafter (each, a "Rent Payment Date"). Each such installment of Rent shall be in an amount equal to $74,826.60. In addition, for the period conunencing on the Interim Term Commencement Date (as defined below) and ending on the day before the Rent Conunencement Date in an amount equal to $2,494.22 per day, and agrees that with respect to the Equipment described on this Schedule, the following modifications are hereby made to the Master Lease: (a) "Rent Commencement Date" shall mean,
                                         -------------------
with respect to an Equipment Group, the first (1st) day of the first month following the date of the Certificate of Acceptance for such Equipment Group,
(b) "Interim Term Commencement Date" shall mean, with respect to an Equipment
    ---------------------------
Group, the date on which Lessor disburses funds for the purchase of such Equipment Group, as determined by Lessor in its sole discretion, (c) Section 6 of the Master Lease ("Ordering Equipment") is hereby amended to delete the term "Rent Commencement Date" and to substitute the term "Interim Term Commencement Date" in its place and (d) Section 22(a)(9) of the Master Lease ("Events of Default; Remedies") is hereby amended to delete the term "Rent Commencement Date" and to substitute the phrase "Rent Commencement Date or Interim Term Commencement Date, as the case may be," in its place.

     4. EQUIPMENT LOCATION; BILLING ADDRESS. The Equipment described on this Schedule shall be located at, and except as otherwise provided in this Lease, shall not be removed from, the following address: See attached Exhibit A. The billing address of Lessee is as follows: IT CORPORATION, Mr. Doug Thomas; OHM/IT CORPORATION; 16406 U.S. Route 224 East, Findlay, OH 45840.

________________________________________________________________________________

________________________________________________________________________________
TRANSACTION TYPE TERMS
________________________________________________________________________________



     5.   PURCHASE, RENEWAL AND OPTION TERMS.

     (a) FMV. With respect to the Equipment described on this Schedule, Section 32 of the Master Lease ("Renewal and Purchase Options") is hereby deleted in its entirety and the following is substituted in its place:

     So long as no Default or Event of Default shall have occurred and be continuing and Lessee shall have given Lessor at least ninety (90) days but not more than one hundred eighty (180) days prior written notice (the "Option Notice"), Lessee shall have the following purchase and renewal options at the expiration of the Initial Term, or any Renewal Term, to:

     (i) purchase all, but not less than all, Items of Equipment for a purchase price (the "Purchase Option Price") equal to the then Fair Market Sale Value thereof; (ii) renew this Lease on a month to month basis at the same Rent payable at the expiration of such Initial Term or Renewal Term, as the case may be; (iii) renew this Lease for a minimum period of not less than twelve (12) consecutive months at the then current Fair Market Rental Value; or (iv) return such Equipment to Lessor pursuant to, and in the condition required by, the Lease. If Lessee fails to give Lessor the Option Notice, Lessee shall be deemed to have chosen option (ii) above.

     Payment of the Purchase Option Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) during such Initial Term and Renewal Term shall be made on the last day of the Initial Term or Renewal Term, as the case may be, in immediately available funds against delivery of a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. LESSOR MAY SPECIFICALLY DISCLAIM ANY SUCH REPRESENTATIONS AND WARRANTIES.

     (b) Early Buyout Option. So long as no Default or Event of Default shall have occurred and be continuing, Lessee shall have the option to purchase all, but not less than all, Items of Equipment on the date which is forty-eight (48) months after the Rent Commencement Date (the "EBO Date") at a price (the "EBO Price") equal to thirty-five and seventy-one hundredths percent (35.71%) of the Total Cost of the Equipment, plus any applicable sales taxes. For Lessee to exercise its option hereunder, Lessee shall notify Lessor in writing of its desire to effect such option at least ninety (90) days (but not more than one hundred eighty (180) days) prior to the EBO Date. Such notice shall be irrevocable. The EBO Price represents the parties present best estimate of the fair market value of the Equipment on the EBO Date determined by using commercially reasonable methods which are standard in the industry. Payment of the EBO Price, applicable sales taxes, together with all other amounts due and owing by Lessee under the Lease (including, without limitation, Rent) on or before the EBO Date, shall be made on the EBO Date in inunediately available funds. Thereafter, upon Lessee's written request, Lessor shall deliver to Lessee a bill of sale transferring to Lessee all right, title and interest of Lessor in and to the Equipment ON AN "AS IS" "WHERE IS" BASIS, WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER. If Lessee shall fail to pay all amounts required to be paid under the Lease on the EBO Date, the Lease shall continue in full force and effect and Lessee agrees to reimburse Lessor for all reasonable costs, expenses and liabilities incurred in connection therewith.

     (c) Termination for Obsolescence. (i) Lessee, at its option, shall have the right on any Rent Payment Date to terminate this Lease as to any Items of Equipment that in the good faith judgment of Lessee have become destroyed, obsolete or surplus to Lessee's requirements or uneconon-dc to Lessee (the "Terminated Equipment") so long as (A) no Default or Event of Default shall have occurred and be continuing and (B) on or before the fifth (5th) business day preceding a Rent Payment Date on which an Item of Equipment is to be terminated, Lessee shall by notice to Lessor specifically identify the Terminated Equipment and Lessee shall pay Lessor on such Rent Payment Date, in immediately available funds: (x) the installment of Rent (which shall not include Rent on any Equipment terminated on or before such Payment Date) together with any costs and taxes then outstanding under the Lease,

________________________________________________________________________________
plus (y) an amount equal to the aggregate net sales price of the Terminated Equipment, plus (z) the amount, if any, by which the aggregate Termination
Value (as hereinafter defined) of such Terminated Equipment exceeds such net sales price. All of the net proceeds from the sale of any Terminated Equipment, together with all applicable taxes and costs associated therewith shall be payable by Lessee to Lessor as provided above. Unless otherwise directed by Lessor, the Terminated Equipment shall be sold by Lessee, as Lessor's agent, to third parties not affiliated with Lessee and as part of corrunercial equipment sales transactions arranged and effected by Lessee in the ordinary course of its business. Such sales of the Terminated Equipment shall be conducted in the same manner as sales of similar Lessee-owned equipment, without disfavoring such Terminated Equipment or favoring Lessee-owned equipment in any manner.

     (ii) Lessee, (A) as Lessor's agent, will sell Items of Equipment pursuant to this Section solely on an "AS-IS, WHERE-IS" BASIS WITHOUT RECOURSE TO, OR WARRANTY BY, LESSOR, other than warranties as to the Terminated Equipment being free and clear of claims by, through or under Lessor, and, (B) in its individual capacity and not in its capacity as agent for Lessor, may make warranties as to the Terminated Equipment being free and clear of all liens arising from claims by, through or under the Lessee; and thereupon Lessee shall deliver such Terminated Equipment, as agent for Lessor, to the purchaser in accordance with the terms of this Lease.

Nothing in this paragraph shall diminish or affect Lessee's other obligations under this Lease or its liability for the representations and warranties set forth herein.

     (iii) Upon the making of any termination payment required by this Section, and payment of all other amounts then due, Lessee shall be relieved of all obligations to pay Rent with respect to the Terminated Equipment and this Lease shall thereupon terminate with respect to such Terminated Equipment, except for such obligations as by the terms of this Lease survive the termination thereof.

     (iv) "Termination Value" as used in this Section with respect to any
          -------------
Terminated Equipment shall be an amount equal to the percentage set forth on the Stipulated Loss Value Schedule (attached hereto as Attachment A) opposite the
                                                   --------------
Rent Payment Date on which the termination occurs, multiplied by the Total Cost of such Terminated Equipment. If Lessee shall fail to pay all amounts required to be paid hereunder, the Lease shall continue in full force and effect with respect to the Terminated Equipment and Lessee agrees to reimburse Lessor for all costs, expenses and liabilities incurred in connection therewith.

     6. NATURE OF TRANSACTION; TRUE LEASE. (a) It is the express intent of the parties that this Lease constitute a true lease and not a sale of the Equipment. Title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, title, property, right, equity, or interest in the Equipment other than its leasehold interest solely as Lessee subject to all the terms and conditions hereof. To the extent that Article 2A ("Article 2A") of the Uniform Commercial Code ("UCC") applies to the characterization of this Lease, the parties hereby agree that this Lease is a "Finance Lease" as defined therein. Lessee acknowledges: (i) that Lessee has selected the "Supplier" (as defined in the UCC) and has directed Lessor to purchase the Equipment from the Supplier in connection with this Lease, and (ii) that Lessee has been informed in writing in this Lease, before Lessee's execution of this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Supplier in connection with or as part of the Purchase Agreement, and that Lessee may communicate with the Supplier and receive an accurate and complete statement of those pron-dses and warranties, including any disclaimers and limitations of them or of remedies. The filing of UCC financing statements pursuant to Section 34 of the Master Lease is precautionary and shall not be deemed to have any effect on the characterization of this Lease. NOTWITHSTANDING THE FOREGOING, LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS ANY ADVICE, REPRESENTATIONS, WARRANTIES AND COVENANTS, EITHER EXPRESSED OR IMPLIED, WITH RESPECT TO ANY LEGAL, ECONOMIC, ACCOUNTING, TAX OR OTHER EFFECTS OF THE LEASE AND THE TRANSACTION(S) CONTEMPLATED THEREBY, AND LESSEE HEREBY DISCLAIMS ANY RELIANCE ON ANY SUCH WARRANTIES, STATEMENTS OR REPRESENTATIONS MADE BY LESSOR WITH RESPECT THERETO.

     (b) Notwithstanding the express intent of Lessor and Lessee that this agreement constitute a true lease and not a sale of the Equipment, should a court of competent Jurisdiction determine that this agreement is not a true lease, but rather one intended

________________________________________________________________________________
as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a securitv interest in the Equipment and all accessions, substitutions and replacements thereto and therefor, and proceeds (cash and non-cash), including, without limitation, insurance proceeds thereof (but without power of sale), to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee, now existing or hereafter created, to Lessee pursuant to this Lease or otherwise. In furtherance of the foregoing, Lessee shall execute and deliver to Lessor, to be filed at Lessee's expense, Uniform Commercial Code financing statements, statements of amendment and statements of continuation as reasonably may be required by Lessor to perfect and maintain perfected such security interest.

     (c) In the event that the Supplier erroneously invoices Lessee for the Equipment, Lessee agrees to forward said invoice to Lessor immediately. Lessee acknowledges that the Equipment is, and shall at all times remain, the property of Lessor, and that Lessee has no right, title or interest therein or thereto except as expressly set forth in this Lease.

     7. TAX INDEMNIFICATION. (a) Lessee acknowledges that Lessor has executed this Lease, and that the Rent payable by Lessee under this Lease has been computed, upon the assumptions that Lessor will (i) be entitled to depreciation or cost recovery deductions ("MACRS Deductions") for Federal income tax purposes under the Modified Accelerated Cost Recovery System provided for in Section 168 of the Internal Revenue Code of 1986, as amended (the "Code"), and depreciation or cost recovery deductions ("State Depreciation Deductions") for state income tax purposes for the Equipment Location, in each case on the basis that (1) each Item of Equipment constitutes "5-year property" within the meaning of Section 168(e) of the Code, (2) the initial tax basis for each Item of Equipment will be equal to the Total Cost, (3) deductions for each Item of Equipment will be computed by using the method specified in Section 168(b)(1) of the Code over the 5-year recovery period described in Section 168(c) of the Code, and (4) the applicable convention for each Item of Equipment under Section 168(d) of the Code is the half-year convention; (ii) be entitled to deductions for Federal income tax purposes (available in the manner and as provided by Section 163 of the Code) for interest payable with respect to any indebtedness incurred by Lessor in connection with any financing by Lessor of any portion of the Total Cost of each Item of Equipment ("Interest Deductions"); and (iii) be subject to tax for each year at a composite Federal and Delaware corporate income tax rate equal to the then highest marginal rate for corporations provided for under the Code and the laws of Delaware (the "Highest Marginal Tax Rate"). The MACRS Deductions, State Depreciation Deductions and Interest Deductions are hereinafter collectively referred to as the "Tax Benefits".

     (b) Lessee represents and warrants to Lessor that (i) each Item of Equipment constitutes "5-year property" within the meaning of Section 168(e) of the Code, (ii) Lessee shall not attempt to claim such Tax Benefits, (iii) at and after the time of delivery of the Equipment to Lessee pursuant to this Lease the Lessee shall not claim any ownership or title in and to the Equipment, and (iv) Lessee has not, and will not, at any time after such delivery throughout the Term of this Lease, take any action or omit to take any action (whether or not the same is pern-dtted or required hereunder) which will result in the loss by Lessor of all or any part of such Tax Benefits.

     (c) If, as a result of any act, omission or misrepresentation of Lessee,
(x) the Tax Benefits are lost, disallowed, deferred, eliminated, reduced, recaptured, compromised or otherwise unavailable to Lessor, (y) for Federal, foreign, state or local income tax purposes, any item of income, loss or deduction with respect to any Item of Equipment is treated as derived from, or allocable to, sources outside the United States, or (z) there shall be included in the gross income of Lessor for Federal, state or local income tax purposes any amount on account of any addition, modification, substitution or improvement to or in respect of any Item of Equipment made or paid for by Lessee (any of the foregoing being hereinafter a "Tax Loss"), then, within thirty (30) days of Lessee's receipt of written notice from Lessor that such a Tax Loss has occurred, Lessee shall pay to Lessor an amount which, after deduction therefrom of all taxes to be paid in respect of the receipt thereof, will enable Lessor to receive the same Net Economic Return (as hereinafter defined) that Lessor would have realized on this Lease had such Tax Loss (together with any interest, penalties or additions to tax) not occurred. Any event which, by the terms of this Lease, requires payment by Lessee to Lessor of the Stipulated Loss Value of the Equipment shall not constitute the act of Lessee for purpose of the foregoing sentence.

     (d) As used in this Section, the term "Net Economic Return" shall mean Lessor's net after-tax yield, aggregate after-tax cash flow and return on assets, based on (i) the assumptions used by Lessor in originally calculating Rent and Stipulated Loss Value percentages, including the assumptions set forth above (as such assumptions may have been revised pursuant to the last sentence of this subsection) and (ii) the Highest Marginal Tax Rate actually in effect during each year from the date of such original calculations to the date of such Tax Loss, both dates inclusive. In the event Lessor shall suffer a Tax Loss with respect to which Lessee is required to pay an indemnity hereunder, and the full amount of such indemnity has been paid or provided for hereunder, the aforesaid assumptions, without further act of the parties hereto, shall thereupon be and be deemed to be amended, if and to the extent appropriate, to reflect such Tax Loss.
________________________________________________________________________________

     (e) For purposes of this Section, the term "Lessor" shall include the entity or entities, if any, with which Lessor consolidates any tax return. Lessee acknowledges that it has neither sought nor received tax advice from Lessor as to the availability to Lessee of any tax benefits with respect to the Equipment. All of Lessor's rights and privileges arising from the indemnities contained in this Lease will survive the expiration or other termination or cancellation of this Lease. Such indemnities are expressly made for the benefit of, and are enforceable by, Lessor and its successors and assigns.

     8. STIPULATED LOSS VALUE. The Stipulated Loss Values applicable to the Equipment and this Lease are as set forth on a supplement (the "Stipulated Loss Value Supplement") prepared by Lessor.

     9. PERSONAL PROPERTY TAX. Unless otherwise directed in writing by Lessor or required by Applicable Law, Lessee will not list itself as owner of any Item of Equipment for property tax purposes. Upon receipt by Lessee of any property tax bill pertaining to such Item of Equipment from the appropriate taxing authority, Lessee will promptly forward such property tax bill to Lessor. Upon receipt by Lessor of any such property tax bill (whether from Lessee or directly from the taxing authority), Lessor will pay such tax and will invoice Lessee for the expense. Upon receipt of such invoice, Lessee will promptly reimburse Lessor for such expense.

     10. MODIFICATIONS TO MASTER LEASE. With respect to the Equipment described on this Schedule, the Master Lease shall be modified as follows:

     (a) Section 12 of the Master Lease ("Repairs and Maintenance") is hereby deleted in its entirety and replaced with the following:

     Lessee, at Lessee's own cost and expense, shall (a) keep the Equipment in good repair, good operating condition and working order and in compliance with the manufacturer's specifications and Lessee's standard practices (but with respect to the latter, in no event less than industry practices), and
     (b) maintain, service and repair the Equipment as otherwise required herein in accordance with Lessee's and manufacturer's standard operating maintenance procedures subject to a sen-d-annual inspection by a manufacturer certified service representative who shall provide a written report of his/her findings. Upon Lessor's request, Lessee shall furnish Lessor with a copy of the written report prepared by such service representative. Lessee, at its own cost and expense and within a reasonable period of time, shall replace any part of any Item of Equipment that becomes unfit or unavailable for use from any cause with a replacement part of the same manufacture, value, remaining useful life and utility as the replaced part immediately preceding the replacement (assuming that such replaced part was in the condition required by this Lease). Such replacement part shall immediately, and without further act, be deemed to constitute an Item of Equipment and be fully subject to this Lease as if originally leased hereunder, and shall be free and clear of all Liens.

     (b) Section 22(b)(7) of the Master Lease ("Events of Default; Remedies"), is hereby amended by adding the following after the first parenthetical "demand that Lessee forthwith return all Items of Equipment to Lessor in the manner and condition required by Section 22(b)(5) hereof and in addition".

________________________________________________________________________________
MISCELLANEOUS TERMS & CONDITIONS
________________________________________________________________________________

     11. ADDITIONAL MAINTENANCE REQUIREMENTS. Section 13 of the Lease ("Return of Equipment") shall be deleted in its entirety and the following substituted in its place:

    12. Return of Equipment. (a) Upon the expiration of the Term of any Lease
        -------------------
    or upon demand by Lessor pursuant to Section 22 hereof, Lessee, at its sole expense, shall return all of the Equipment leased under the Lease by delivering it in a manner consistent with the manufacturer's recommendations and practices to such place or on board such carrier (packed properly and in accordance with the manufacturer's instructions) as Lessor shall specify. Lessee agrees that the Equipment, when returned, shall be free and clear of all Liens, and in the same condition as when delivered to Lessee, reasonable wear and tear excepted. Reasonable wear and tear shall mean that each item of the Equipment has been maintained by Lessee in "Average Saleable Condition" (as hereinafter defined) and that all components of the Equipment have been properly serviced, following the manufacturer's written operating and servicing procedures, such that the Equipment is eligible for a manufacturer's standard, full service maintenance contract without Lessor's incurring any expense to repair or rehabilitate the Equipment. If, in the opinion of Lessor, any item of the Equipment fails to meet the standards set forth in this Section 12, Lessee agrees to pay on demand all costs and expenses incurred in connection with repairing the Equipment, restoring it to such condition so as to meet such standards and assembling and delivering such Item of Equipment pursuant to Lessor's
________________________________________________________________________________
    instructions. If Lessee fails to return any Item of Equipment as required hereunder, then, all of Lessee's obligations under this Lease (including, without limitation, Lessee's obligation to pay Rent for such Item of Equipment at the rental then applicable under this Lease) shall continue in full force and effect until such Item of Equipment shall have been returned in the condition required hereunder, and Lessee expressly acknowledges that
    Section 24 of this Lease applies to Lessee's return of the Equipment leased hereunder.

    (b) Lessee shall give Lessor at least ninety (90), but not more than one hundred eighty (180) days written notice that Lessee is returning the Equipment as provided for above (the "Return Notice") and shall include with such notice, all of the following:

          (i) a detailed inventory of all components of the Equipment including without limitation all of the model and serial numbers of any components;

          (h) a complete set of current and up to date service and operating manuals for each Item of Equipment;

          (iii) a complete set of current and up to date maintenance logs and other appropriate documentation detailing the Equipment' s then current configuration (including a description of all replacements and additions thereto made during the Term of the Lease) and all operating requirements and technical data regarding the setup, use and operation of the Equipment;

          (iv) an in-depth field service report (the "Report") detailing the results of an inspection conducted by a representative of the manufacturer or a qualified equipment maintenance provider acceptable to Lessor certifying that the Equipment has been properly inspected, examined, tested and is operating within the manufacturer's specifications and addressing, at a n-tinimum the following areas:

               (A) comprehensive physical inspection;
               (B) testing of all material and workmanship of the Equipment, and
               (C) conformation of all Equipment operations to Applicable Law and confirming that the Equipment is otherwise in Average Saleable Condition (as hereinafter defined).

         If the Report discloses that any of the material, workmanship or Equipment does not meet or, does not operate within, the manufacturer's specifications or any Applicable Law, Lessee shall, at its sole expense, take all necessary corrective measures and submit a second Report from the same inspector evidencing that the Equipment has been brought into conformity with the manufacturer's specifications and Applicable Law.

    (c) "Average Saleable Condition" shall mean that all of the following minimum standards have been met:

       (i) The Equipment has been, or will be, disassembled according to manufacturer's recommendations and by a licensed rigger/erector specializing in the equipment, including the proper blueprinting, mapping, tagging and labeling of each individual part including cables, electrical components and wires, all process fluids and/or any hazardous materials have been removed from the Equipment and disposed of in accordance with Applicable Law.

       (ii) The Equipment is complete with all manuals, maintenance records, log books, plans, drawings and schematics, inspection and overhaul records, operating requirements or other materials pertinent to the Equipment's operation, maintenance, assembly and disassembly.

       (iii) There is no structural or mechanical damage, frame, and the structural members and accessories are structurally sound without breaks or cracks, in compliance with Applicable Law and the engine, hydraulics and transmission all operate properly at fully rated loads.

       (iv) Transmissions shift properly at full rated loads and speeds, the mechanical drive train, differentials and final drives are in good condition and operate quietly without vibrations or leaks.

       (v) Tires are in recappable condition and track components have at least 50% wear remaining.

       (vi) Equipment with predictable or scheduled replacements or overhaul lives including but not limited to tires, track components, power train assembly, transmissions, converters, engines hydraulics, axles, wheels, brakes, pumps, diggers, buckets, blades, rippers and other attachments (including cutting edges) have not less than 50% useful life remaining before the next such replacement or overhaul and all cutting edges and other wear points have at least 50% of their respective material design lives remaining.

       (vii) All ground engaging tools (buckets, blades, rippers) and cabs, canopies, enclosures, lights and other accessories are in good condition and appearance.

________________________________________________________________________________

      (viii) Periodic adjustments and inspections have been performed, and all lubricants and hydraulic oils have been changed, Lessee has maintained written records of preventative maintenance and repairs indicating date and hour meter readings verified by parts invoices, copies of these records are available to Lessor on demand and all oil and hydraulic fluid samples are clean and with no dirt or other foreign substances in either the oil or any other operating fluids.

       (ix) A complete set of current and up to date maintenance logs and other appropriate documentation detailing the Equipmenf s then current configuration (including a description of all replacements and additions thereto made during the Term of the Lease) and all operating requirements and technical data regarding the setup, use and operation of the Equipment are available to be returned with the Equipment.

       (x) All Equipment has been cleaned and treated with respect to rust, corrosion and appearance in accordance with the manufacturer's recommendations and consistent with the best practices of dealers in similar used equipment, and all residue of any kind from any toxic or hazardous material has been removed from the Equipment and disposed of properly in accordance with Applicable Law.

       (xi) The Equipment itself has been inspected by the appropriate Governmental Authority and has been found to not constitute "hazardous waste" or Hazardous material" as those or similar terms may be used under Applicable Law.

(d) In addition to all other rights of Lessor under the Lease, Lessor shall have the right to attempt to resell or auction the Equipment from Lessee's facility with the Lessee's full cooperation and assistance, for a period commencing with Lessor's receipt of the Return Notice and ending one hundred eighty (180) days after the Initial Term Expiration Date. Lessee agrees to pay the reasonable costs and expenses of such sale or auction (and all storage prior thereto), and agrees that the Equipment shall remain capable of operation during this period. Lessee shall provide adequate electrical power, lighting, heat, water and all other requirements sufficient to allow for normal maintenance and for demonstrations of the Equipment to any potential buyer.

     13. GOVERNING LAW. This Schedule is being delivered in the Commonwealth of Pennsylvania and shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, including all matters of construction, validity and performance without giving effect to any choice of law or conflict of laws provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

     14. COUNTERPARTS. This Schedule may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

     15. MORE THAN ONE LESSEE. If more than one person or entity executes this Schedule, or any other Lease Documents executed in connection herewith, as "Lessee," the obligations of "Lessee" contained herein and therein shall be deemed joint and several and all references to "Lessee" shall apply both individually and jointly.

     16. RELATIONSHIP TO MASTER LEASE; FURTHER ASSURANCES. This Schedule shall be construed in connection with and as part of this Lease, and all terms contained in the Master Lease are hereby incorporated herein by reference with the same force and effect as if such terms were fully stated herein. By execution of this Schedule, Lessee and Lessor reaffirm all terms of the Master Lease except as they may be modified hereby. To the extent that any of the terms of this Schedule are contrary to or inconsistent with any terms of the Master Lease, the terms of this Schedule shall govern. LESSEE HEREBY CERTIFIES TO LESSOR THAT THE REPRESENTATIONS AND WARRANTIES MADE BY LESSEE IN THE MASTER LEASE (INCLUDING, WITHOUT LIMITATION, SECTION 31 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS SCHEDULE WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DATE. Lessee shall take such additional actions and execute and deliver such additional documents as Lessor shall deem necessary from time to time to effectuate the terms of this Lease.

     16. POWER OF ATTORNEY. LESSEE HEREBY APPOINTS LESSOR OR ITS ASSIGNEE AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF LESSEE ALL UCC FINANCING STATEMENTS WHICH IN LESSOR'S SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE LESSOR'S INTEREST IN THE EQUIPMENT IN ALL APPLICABLE JURISDICTIONS. Lessee hereby ratifies, to the extent permitted by law, all that Lessor shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph.

________________________________________________________________________________

IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed and delivered on the day and year first above written.

Lessor:                                 Lessee:
PNC LEASING, LLC                        IT CORPORATION



By:   /s/ Michael J. Woodring           By:   /s/ Richard R. Conte
   --------------------------                 ----------------------
Name:  MICHAEL J. WOODRING              Name: RICHARD CONTE
Title:  VICE PRESIDENT                  Title: VICE PRESIDENT, TREASURER

COUNTERPART NO. 1 OF 1 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.